Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 20, 2003 (August 20, 2003)

MICROMUSE INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-23783 (Commission File Number)	943288385 (IRS Employer Identification Number)

139 Townsend Street

San Francisco, California 94107

(Address of Principal Executive Offices, Including Zip Code)

(415) 538-9090

(Registrant’s Telephone Number, Including Area Code)

ITEM 5.	OTHER EVENTS

On August 20, 2003, Micromuse Inc. (the “Registrant”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing the acquisition of NETWORK HARMONi, effective August 19, 2003.

On August 20, 2003 Micromuse Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.2 and is incorporated by reference, announcing the appointment of Craig Farrell, President and CEO of NETWORK HARMONi as Chief Technology Officer of Micromuse, effective immediately.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:	99.1	Press Release dated August 20, 2003 of the Registrant

		99.2	Press Release dated August 20, 2003 of the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROMUSE INC. (Registrant)

Date:	August 20, 2003	By:	/s/ James B. De Golia
		Name:	James B. De Golia
		Title:	Senior Vice President and Secretary

EXHIBIT INDEX

Number	Description
99.1	Press Release dated August 20, 2003, of the Registrant announcing the acquisition of NETWORK HARMONi

99.2	Press Release dated August 20, 2003, of the Registrant announcing the appointment of Craig Farrell as CTO